UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
May 1, 2024
DiamondRock Hospitality Company
(Exact name of registrant as specified in charter)

Maryland	001-32514	20-1180098
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2 Bethesda Metro Center, Suite 1400
Bethesda, MD 20814
(Address of Principal Executive Offices) (Zip Code)

(Registrant’s telephone number, including area code): (240) 744-1150
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	DRH	New York Stock Exchange
8.250% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share	DRH Pr A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

This Current Report on Form 8-K (“Current Report”) contains forward-looking statements within the meaning of federal securities laws and regulations. These forward-looking statements are identified by their use of terms and phrases such as “believe,” “expect,” “intend,” “project,” “anticipate,” “position,” and other similar terms and phrases, including references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to national and local economic and business conditions, including those risks and uncertainties described from time to time in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K filed on February 28, 2024. Although we believe the expectations reflected in such forward-looking statements are based upon reasonable assumptions, we can give no assurance that the expectations will be attained or that any deviation will not be material. All information in this Current Report is as of the date of this Current Report, and we undertake no obligation to update any forward-looking statement to conform the statement to actual results or changes in our expectations.

ITEM 2.02. Results of Operations and Financial Condition.

On May 2, 2024, DiamondRock Hospitality Company (the “Company”) issued a press release announcing its financial results for the quarter ended March 31, 2024. A copy of that press release is furnished as Exhibit 99.1 and is incorporated by reference herein.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filing.

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

DiamondRock Hospitality Company 2024 Equity Incentive Plan

As described below in Item 5.07 of this Current Report, on May 1, 2024 at the Company’s 2024 Annual Meeting of Stockholders (the “Annual Meeting”), the stockholders of the Company approved the DiamondRock Hospitality Company 2024 Equity Incentive Plan (the “2024 Plan”). The 2024 Plan will replace the Company’s 2016 Equity Incentive Plan, as last amended December 20, 2018. The 2024 Plan provides flexibility to the Company’s Compensation Committee to use various equity-based incentive awards as compensation tools to motivate the Company’s workforce, as well as to make grants to the Company’s non-employee directors and consultants.

The material features of the 2024 Plan are:

•The maximum number of shares of common stock to be issued under the 2024 Plan is 7,900,000.
•Shares tendered or, for awards other than stock options or stock appreciation rights, held back for taxes will be added back to the reserved pool under the 2024 Plan. Shares tendered or held back to cover the exercise price or tax withholding associated with the exercise of an option or stock appreciation right, and shares subject to a stock appreciation right that are not issued in connection with the stock settlement of such award will not be added back to the reserved pool. Additionally, shares reacquired by the Company on the open market or otherwise using cash proceeds of option exercises will not be added to the reserved pool.
•The award of stock options (both incentive and non-qualified options), stock appreciation rights, restricted stock, restricted stock units, deferred stock units, unrestricted stock, dividend equivalent rights, cash-based awards and other equity-based awards is permitted.

•Without stockholder approval, the exercise price of stock options and stock appreciation rights will not be reduced and stock options and stock appreciation rights will not be otherwise repriced through cancellation in exchange for cash, other awards or stock options or stock appreciation rights with a lower exercise price.
•The 2024 Plan prohibits the payment of dividends or dividend equivalents on unvested awards.
•Any material amendment to the 2024 Plan is subject to approval by the Company’s stockholders.
•The 2024 Plan will expire on May 1, 2034.

The 2024 Plan previously had been approved, subject to stockholder approval, by the Company’s Board of Directors (the “Board”) on February 27, 2024. The 2024 Plan became effective upon receipt of stockholder approval on May 1, 2024 at the Annual Meeting.

All of the full or part-time officers, employees, non-employee directors, and consultants of the Company, the Company’s operating partnership and their subsidiaries as selected from time to time by the Company’s Compensation Committee are eligible to participate in the 2024 Plan.

A detailed summary of the material features of the 2024 Plan is set forth in proposal 4 to the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 28, 2024. That detailed summary of the 2024 Plan and the foregoing description are qualified in their entirety by reference to the full text of the 2024 Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Appointment of Jeffrey J. Donnelly to Board of Directors

Effective as of May 2, 2024, the Board approved an increase in the size of the Board from seven members to eight members and unanimously appointed Jeffrey J. Donnelly, the Company’s Chief Executive Officer, to fill the newly created vacancy.

ITEM 5.07. Submission of Matters to a Vote of Security Holders.

On May 1, 2024, the Company held the Annual Meeting. The results of the voting at the Annual Meeting were as follows:

1.The following directors were elected to the Company’s Board of Directors (constituting the entire Board of Directors) to serve until the 2025 annual meeting of stockholders and until their respective successors are duly elected and qualified:

Name	For	Against	Abstain	Broker Non-Votes
William W. McCarten	193,066,982	2,302,050	13,488	1,594,952
Timothy R. Chi	166,399,821	28,961,879	20,820	1,594,952
Michael A. Hartmeier	188,112,969	7,250,257	19,294	1,594,952
Kathleen A. Merrill	189,036,153	6,334,853	11,514	1,594,952
William J. Shaw	186,034,435	9,331,165	16,920	1,594,952
Bruce D. Wardinski	186,537,035	8,814,728	30,757	1,594,952
Tabassum S. Zalotrawala	189,038,550	6,335,385	8,585	1,594,952

2.The Company’s stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
187,832,825	7,518,203	31,492	1,594,952

3.The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent auditor for the fiscal year ending December 31, 2024.

For	Against	Abstain
190,427,552	6,539,718	10,202

4.The Company’s stockholders approved the 2024 Plan.

For	Against	Abstain	Broker Non-Votes
189,270,759	6,080,275	31,486	1,594,952

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are included with this report:
Exhibit No. Description
10.1    DiamondRock Hospitality Company 2024 Equity Incentive Plan     (incorporated herein by reference to Exhibit 99.1 to the Company’s Registration Statement on Form S-8 filed with the Securities and Exchange Commission on May 1, 2024)
99.1                    Press Release, dated May 2, 2024
101.SCH                Inline XBRL Taxonomy Extension Schema Document
101.CAL                Inline XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF                Inline XBRL Taxonomy Extension Definition Linkbase Document
101.LAB                Inline XBRL Taxonomy Extension Label Linkbase Document
101.PRE                Inline XBRL Taxonomy Extension Presentation Linkbase Document
104                    Cover Page Interactive Data File

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMONDROCK HOSPITALITY COMPANY

Dated: May 2, 2024	By:	/s/ Briony R. Quinn
Briony R. Quinn
Executive Vice President, Chief Financial Officer and Treasurer